EXHIBIT 23.1



                   CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement being filed by Infosafe Systems Inc. on Form S-3 of our report, dated October 22, 1996, appearing in its Annual Report on Form 10K-SB for the year ended July 31, 1996, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                 _/s/ Richard A. Eisner_____
                                 Richard A. Eisner

                                 RICHARD A. EISNER & COMPANY, LLP


                                 New York,  New York
                                 May 15, 1997